EXHIBIT 10.4

FIRST AMENDMENT

TO THE CLUBCORP, INC.

EXECUTIVE STOCK OPTION PLAN

This First Amendment to the ClubCorp, Inc. Executive Stock Option Plan (the “Amendment”) of ClubCorp, Inc., a Delaware corporation (the “Company”), is executed and delivered as of the 13th day of August, 2003 by the Company pursuant to the terms of Section 9 of the Club Corp, Inc. Executive Stock Option Plan, as amended (the “Plan”).

RECITALS:

WHEREAS, the Company originally established the Plan effective as of August 31, 1995;

WHEREAS, the Plan was previously amended by the First Amendment to the Club Corporation International Executive Stock Option Plan, effective as of August 31, 1995 and as further amended by Amendment Two to the Club Corporation International Executive Stock Option Plan, effective as of April 14, 1998;

WHEREAS, on December 22, 2000, the Company transferred 1,379,500 shares from the Plan to the Company’s Omnibus Stock Plan (“Omnibus Plan”), which shares were previously registered on Form S-8 Registration Statement No. 33-96568;

WHEREAS, the Plan was restated effective as of January 1, 2001; and

WHEREAS, the Board of Directors of the Company has adopted this Amendment to the Plan by unanimous written consent in lieu of a special meeting of the Board of Directors dated _August 15_, 2003, to decrease the total number of shares authorized to be issued under the Plan to reflect the total number of shares that the Board of Directors has authorized to be issued under the Plan pursuant to its past actions and to reflect the transfer of 1,822,500 unused shares under the Executive Plan to the Omnibus Plan.

AGREEMENTS:

NOW, THEREFORE, pursuant to the authority of the Board of Directors of the Corporation under Section 9 of the Plan, the Plan is hereby amended as follows:

1. Decrease in Authorized Shares. Section 2.1 of the Plan is hereby amended to delete the reference to “four million (4,000,000)” and substitute in lieu thereof “seven hundred ninety eight thousand (798,000).”

2. Effective Date. This Amendment shall be effective as of the date hereof, the date of its adoption by the Board of Directors of the Company.

3. Defined Terms: Effect Upon Plan. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect.

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IN WITNESS WHEREOF, this Amendment is executed and delivered as of the date first above written.

CLUBCORP, INC.

By: /s/ Thomas T. Henslee

Name: Thomas T. Henslee

Title: Secretary

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